Clearwater Paper Corporation
Power of Attorney

    I, the undersigned, appoint Michael S. Gadd or, in his absence or inability to act, Michael J. Murphy or Rebecca A. Barckley, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater Paper Corporation for the fiscal year ended December 31, 2020, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of February 25, 2021.

/s/ Alexander Toeldte
Alexander Toeldte

Clearwater Paper Corporation
Power of Attorney

    I, the undersigned, appoint Michael S. Gadd or, in his absence or inability to act, Michael J. Murphy or Rebecca A. Barckley, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater Paper Corporation for the fiscal year ended December 31, 2020, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of February 25, 2021.

/s/ Kevin J. Hunt
Kevin Hunt

Clearwater Paper Corporation
Power of Attorney

    I, the undersigned, appoint Michael S. Gadd or, in his absence or inability to act, Michael J. Murphy or Rebecca A. Barckley, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater Paper Corporation for the fiscal year ended December 31, 2020, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of February 25, 2021.

/s/ John J. Corkrean
John J. Corkrean

Clearwater Paper Corporation
Power of Attorney

    I, the undersigned, appoint Michael S. Gadd or, in his absence or inability to act, Michael J. Murphy or Rebecca A. Barckley, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater Paper Corporation for the fiscal year ended December 31, 2020, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of February 25, 2021.

/s/ John W. Laymon
John W. Laymon

Clearwater Paper Corporation
Power of Attorney

    I, the undersigned, appoint Michael S. Gadd or, in his absence or inability to act, Michael J. Murphy or Rebecca A. Barckley, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater Paper Corporation for the fiscal year ended December 31, 2020, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of February 25, 2021.

/s/ William D Larsson
William D. Larsson

Clearwater Paper Corporation
Power of Attorney

    I, the undersigned, appoint Michael S. Gadd or, in his absence or inability to act, Michael J. Murphy or Rebecca A. Barckley, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater Paper Corporation for the fiscal year ended December 31, 2020, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of February 25, 2021.

/s/ Ann C. Nelson
Ann C. Nelson

Clearwater Paper Corporation
Power of Attorney

    I, the undersigned, appoint Michael S. Gadd or, in his absence or inability to act, Michael J. Murphy or Rebecca A. Barckley, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater Paper Corporation for the fiscal year ended December 31, 2020, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
    IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of February 25, 2021.

/s/ John P. O'Donnell
John P. O'Donnell